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                                                                    EXHIBIT 10.1



                                 LOAN AGREEMENT


        This Loan Agreement (this "AGREEMENT") is made and entered into effective as of July 15, 1997 (the "EFFECTIVE DATE") by and among, jointly and severally, Macromedia, Inc., a Delaware corporation ("LENDER"), and Brian Allum and Sharon Allum, husband and wife (these two individuals will be collectively referred to as "BORROWER"). The term "LOAN DOCUMENTS" as used herein means, collectively, this Agreement, the Note and Deed of Trust (each as defined below) executed and delivered pursuant hereto, and any other documents executed or delivered by Borrower pursuant to this Agreement or in connection with the Loan (as defined below).

        WHEREAS, Lender desires to loan a certain sum to Borrower and Borrower wishes to borrow a certain sum from Lender in order that Borrower may purchase and make improvements to his primary residence, on and subject to the terms and conditions contained in this Agreement;

        NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, Lender and Borrower hereby agree as follows:

        1.     AMOUNT AND TERMS OF CREDIT.

               1.1 COMMITMENT TO LEND. Subject to all the terms and conditions of this Agreement, and in reliance on the representations, warranties and covenants of Borrower set forth in this Agreement, the Lender agrees to make a loan of funds on the date of the Note to Borrower on a non-revolving basis (the "LOAN") in the principal amount of up to Two Million Four Hundred Thousand Dollars (U.S. $2,400,000.00), which represents Two Million Two Hundred Thousand Dollars (U.S. $2,200,000.00) ("FUNDS FOR PURCHASE") for the purchase of Borrower's primary residence, the Property (as defined below), and up to Two Hundred Thousand Dollars (U.S. $200,000.00) ("FUNDS FOR IMPROVEMENTS") for improvements to the Property. Lender will advance a) the Funds For Purchase on the Effective Date and b) the Funds For Improvements as requested by Borrower as Borrower incurs costs for improvements to the Property.

               1.2 NOTE. Borrower's indebtedness to Lender under the Loan will be evidenced by a Promissory Note executed by Borrower in the form attached hereto as Exhibit "A" (the "NOTE"). The Note will provide that (a) no interest will accrue during the first two years after the date of the Note (the "INTEREST FREE PERIOD") and (b) annually compounded interest on unpaid principal will accrue after the Interest Free Period at a rate equal to six and sixty-five hundredths percent (6.65%) per annum.

               1.3 SECURITY. Borrower's indebtedness to Lender under the Loan will be secured by a first deed of trust in the form attached hereto as Exhibit "B" (the "DEED OF TRUST"). The Deed of Trust will be executed by Borrower in favor of Lender, with North American Title Company, a California corporation (the "ESCROW AGENT"), acting as trustee, on certain real property located at 192 Hawthorn Drive, Atherton, California (the "PROPERTY").

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               1.4 MATURITY. The unpaid principal amount of the Loan and all unpaid interest accrued thereon will be immediately due and payable to Lender in full on the date (the "MATURITY DATE") which is the earlier to occur of: (a) the seventh anniversary of the date of the Note or (b) the date on which the entire unpaid principal amount and all accrued interest on the Note becomes immediately due and payable in full under Section 6.1.

               1.5 PREPAYMENT. Borrower may at any time and from time to time prepay the Loan in whole or in part in amounts of at least Ten Thousand Dollars (U.S. $10,000.00). Each prepayment will be applied as follows: (a) first, to the payment of interest accrued on the Loan, and (b) second, to the extent that the amount of such prepayment exceeds the amount of all such accrued interest, to the payment of principal on the Loan.

        2.     CLOSING DATE; DELIVERIES.

               2.1 CLOSING DATE. The closing of the Loan (the "CLOSING") will be held at Escrow Agent's offices on the Effective Date (the "CLOSING DATE"), or at such other time and place as Borrower and Lender may mutually agree.

               2.2    DELIVERY BY LENDER OF LOAN.

                      (a) At the Closing, Lender will deliver Two Million Two Hundred Thousand Dollars (U.S. $2,200,000.00) constituting the Funds For Purchase to Escrow Agent, less any deposits Lender has already made with Escrow Agent, to be applied toward Borrower's purchase of the Property which delivery Borrower agrees shall constitute funding of the Loan to Borrower; and

                      (b) Upon Borrower's request, as Borrower incurs costs for improvements to the Property, Lender will deliver up to Two Hundred Thousand Dollars (U.S. $200,000.00) constituting the Funds For Improvements to Borrower or appropriate vendor, in Lender's sole discretion, for improvements to the Property, which deliveries Borrower agrees shall constitute funding of the Loan to Borrower.

               2.3 DELIVERY BY BORROWER OF NOTE AND DEED OF TRUST. At the Closing, Borrower will execute and deliver to Lender the Note and Deed of Trust.

        3. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower hereby represents and warrants to Lender that:

               3.1 NATURE OF PURCHASE. Borrower's purchase on the Effective Date of the Property is an arm's length transaction.

               3.2 TITLE TO PROPERTY. Other than the deed of trust (the "SELLER'S DEED OF TRUST") currently recorded in San Mateo County as security for the indebtedness of Donald P.




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Keating and Sandra C. Keating (collectively referred to as the "SELLER"), which
Seller's Deed of Trust shall be canceled at the Closing, the Property is free and clear of all mortgages, deeds of trust, liens, encumbrances and security interests except for statutory liens for the payment of current taxes that are not yet delinquent.

               3.3 BALLOON PAYMENT. Borrower acknowledges that the unpaid principal amount of the Loan and all unpaid interest accrued thereon will be immediately due and payable to Lender in full as one balloon payment on the seventh anniversary of the date of the Note evidencing this Loan, if not due earlier under Section 6.1.

        4. CONDITIONS PRECEDENT TO LOAN. The obligation of Lender to make the Loan is subject to the satisfaction (or written waiver by Lender) of all the following conditions precedent:

               4.1 REPRESENTATIONS TRUE. All representations and warranties of Borrower contained in this Agreement and in all other Loan Documents will be true, correct and complete in all respects.

               4.2 NOTE AND DEED OF TRUST. Lender will have received the Note and Deed of Trust representing the Loan, duly executed by Borrower.

               4.3 CANCELLATION OF SELLER'S DEED OF TRUST. Seller's Deed of Trust shall have been fully reconveyed by the beneficiary thereunder and shall properly be marked "canceled."

        5. OTHER COVENANTS OF BORROWER. Borrower hereby covenants and agrees with Lender as follows:

               5.1 IMPROVEMENTS TO PROPERTY. Borrower will use all of any of the up to Two Hundred Thousand Dollars (U.S. $200,000.00), constituting the Funds For Improvements, delivered by Lender only for the purposes of making improvements to the Property.

               5.2 INSURANCE COVERING COLLATERAL. Borrower shall maintain all risk property damage insurance policies covering the Property in an amount at least equal to the value of the dwelling on the Property.

               5.3 SALE OF PROPERTY TO LENDER. In the event that Borrower should sell the Property to Lender, Lender shall withhold from the purchase price payable to Borrower all amounts owed to Lender under the Note.

               5.4 FURTHER ASSURANCES. In addition to the obligations and documents that this Agreement expressly requires Borrower to execute, deliver and perform, Borrower will execute, deliver and perform any and all further acts or documents which Lender may reasonably require in order to carry out the purposes of this Agreement or any of the other Loan Documents.

        6.     DEFAULT OF BORROWER.




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               6.1 DEFAULT; ACCELERATION. Borrower will be deemed to be in default under the Note and the outstanding unpaid principal sum of the Note, together with all interest accrued thereon, will immediately become due and payable in full without the need for any further action on the part of Lender
(a) if Brian Allum has not commenced employment as the Senior Vice President Revenue with the Company by or on October 1, 1997; provided however, that any delay in commencement of employment is not due to lack of a work permit when reasonable efforts have been made to obtain said permit; (b) one hundred eighty
(180) days after the termination of the employment of Brian Allum, for any reason, with Lender; (c) upon Borrower's sale or other voluntary conveyance of the Property; (d) upon the filing by or against Borrower of any voluntary or involuntary petition in bankruptcy or any petition for relief under the federal bankruptcy code or any other state or federal law for the relief of debtors; provided however, that with respect to an involuntary petition in bankruptcy, Borrower will not be deemed to be in default of the Note unless such involuntary petition has not been dismissed within sixty (60) days after the filing of such petition; or (e) upon the execution by Borrower of an assignment for the benefit of creditors or the appointment of a receiver, custodian, trustee or similar party to take possession of Borrower's assets or property.

               6.2 REMEDIES UPON DEFAULT. Upon any default of Borrower under the Note, Lender will have, in addition to its rights under the Note and the Deed of Trust, full recourse against any real, personal, tangible or intangible assets of Borrower and may pursue any legal or equitable remedies that are available to Lender. The rights and remedies of Lender herein provided will be cumulative and not exclusive of any other rights or remedies provided by law or otherwise.

        7.     MISCELLANEOUS.

               7.1 SURVIVAL. The representations and warranties of Borrower contained in or made pursuant to this Agreement and all the other Loan Documents will survive the execution and delivery of the Loan Documents.

               7.2 ENTIRE AGREEMENT. This Agreement, the Note, the Deed of Trust and the exhibits and schedules attached thereto constitute the entire agreement and understanding among the parties with respect to the subject matter thereof and supersede any prior understandings or agreements of the parties with respect to such subject matter.

               7.3 SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement will inure to the benefit of and be binding upon the respective successors and assigns of the parties; provided however, that Borrower may not assign or delegate any of its rights or obligations hereunder or under any other Loan Document or any interest herein or therein without Lender's prior written consent.

               7.4 NO THIRD PARTY BENEFICIARIES; CONSTRUCTION. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. This Agreement and its exhibits are the result of negotiations between the parties and have been reviewed by each party hereto; accordingly, this Agreement will be




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deemed to be the product of the parties hereto, and no ambiguity will be construed in favor of or against any party.

               7.5 GOVERNING LAW. This Agreement will be governed by and construed in accordance with the internal laws of the State of California as applied to agreements entered into solely between residents of, and to be performed entirely in, such State, without reference to that body of law relating to conflicts of law or choice of law.

               7.6 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which will be deemed in original, but all of which together will constitute one and the same instrument.

               7.7 MODIFICATION; WAIVER. This Agreement may be modified or amended only by a writing signed by both parties hereto. No waiver or consent with respect to this Agreement will be binding unless it is set forth in writing and signed by the party against whom such waiver is asserted. No course of dealing between Borrower and Lender will operate as a waiver or modification of any party's rights under this Agreement or any other Loan Document. No delay or failure on the part of either party in exercising any right or remedy under this Agreement or any other Loan Document will operate as a waiver of such right or any other right. A waiver given on one occasion will not be construed as a bar to, or as a waiver of, any right or remedy on any future occasion.

               7.8 SEVERABILITY. The invalidity or unenforceability of any term or provision of this Agreement will not affect the validity or enforceability of any other term or provision hereof. In the event of any conflict between the terms of this Agreement and the Note, the terms of the Note will control.

               7.9 ATTORNEYS' FEES. If any party hereto commences or maintains any action at law or in equity (including counterclaims or cross-complaints) against the other party hereto by reason of the breach or claimed breach of any term or provision of this Agreement or any other Loan Document, then the prevailing party in said action will be entitled to recover its reasonable attorney's fees and court costs incurred therein.






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        IN WITNESS WHEREOF, the parties have duly executed and delivered this
Agreement as of the Effective Date.


BORROWER:                               MACROMEDIA, INC.


/s/ Brian Allum                         Name:  Robert K. Burgess
--------------------------------             ---------------------------
Brian Allum

/s/ Sharon Allum                        By:  /s/ Robert K. Burgess
--------------------------------           -----------------------------
Sharon Allum

                                        Title:  President & CEO
--------------------------------              --------------------------



ATTACHMENTS:

Exhibit A - Promissory Note
Exhibit B - Deed of Trust


                       [SIGNATURE PAGE TO LOAN AGREEMENT]




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